Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

INCREMENTAL AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT,  dated as of January 15, 2016 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the 2016 Incremental Term Facility Lenders (as hereinafter defined) party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, certain subsidiaries of the Borrowers, the Administrative Agents and the Lenders entered into that certain Amendment and Restatement Agreement, dated as of May 6, 2015, whereby that certain Credit Agreement, dated as of July 2, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 17, 2012, that certain Amendment No. 2 to Credit Agreement, dated as of October 5, 2012, that certain Amendment No. 3 to Credit Agreement, dated as of February 1, 2013, that certain Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, that certain Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, that certain Amendment No. 6 to Credit Agreement, dated as of May 16, 2014, and that certain Amendment No. 7 to Credit Agreement, dated as of April 17, 2015) was amended and restated in its entirety in the form of that certain Amended and Restated Credit Agreement, dated as of May 6, 2015  (such amended and restated credit agreement being the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers have requested that certain financial institutions signatory hereto (in such capacity, the “2016 Incremental Term Facility Lenders”) collectively provide Commitments (the “2016 Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans pursuant hereto, in an aggregate principal amount equal to $400,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date, the proceeds of which will be used for the general corporate purposes of the Borrowers, and each 2016 Incremental Term Facility Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the 2016 Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

WHEREAS, the Borrowers, the 2016 Incremental Term Facility Lenders and the Administrative Agents are entering into this Amendment in order to evidence such 2016 Incremental Term Loan Commitments and such 2016 Incremental Term Loans, in accordance with Section 2.17 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)Schedule 1.01(a) of the Credit Agreement is hereby amended by adding the below to the immediate end thereof:

2016 Incremental Term Loans
2016 Incremental Term Facility Lender	2016 Incremental Term Loan Commitment	Aggregate Commitment Ratio
Morgan Stanley Senior Funding, Inc.	$ 400,000,000	100%
Total:	$ 400,000,000	100%

(b)Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“2016 Incremental Amendment” means that certain Incremental Amendment to Amended and Restated Credit Agreement, dated as of January 15, 2016, among the Borrowers, the Administrative Agents and the 2016 Incremental Term Facility Lenders party thereto.

“2016 Incremental Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the 2016 Incremental Amendment have been satisfied or waived by the Administrative Agents.

“2016 Incremental Term Facility Lenders” shall mean each Lender with a 2016 Incremental Term Loan Commitment.

“2016 Incremental Term Loan Commitment” shall mean the several obligations of the 2016 Incremental Term Facility Lenders to advance the aggregate amount of up to $400,000,000 to the Borrowers on the 2016 Incremental Amendment Effective Date, pursuant to the terms of this Agreement.

“2016 Incremental Term Loan Facility” shall mean the 2016 Incremental Term Loan Commitments and the provisions relating to the 2016 Incremental Term Loans herein.

“2016 Incremental Term Loans” shall mean, collectively, the amounts advanced by the 2016 Incremental Term Facility Lenders to the Borrowers under the 2016 Incremental Term Loan Commitment on the 2016 Incremental Amendment Effective Date.

(c)Section 1.1 of the Credit Agreement is hereby amended by adding a new clause (c) to the definition of “Applicable Margin” as follows:

(c) in respect of the 2016 Incremental Term Loan Facility (i) 2.50% per annum for Base Rate Loans and (ii) 3.50% per annum for Eurodollar Loans.

(d)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

“Maturity Date” shall mean, (a) in the case of the Revolving Loan Facility, the earliest of (i) five (5) years after the Seventh Amendment Effective Date, (ii) six (6) months prior to the Maturity Date of the 2019 Term Loan Facility, if, on or prior to January 1, 2019, the 2019 Term Loan Facility has not been repaid in full or refinanced with debt having a maturity date no earlier than five (5) years after the Seventh Amendment Effective Date; and (iii) six (6) months prior to the maturity date of the 2020 Senior Unsecured Notes, if, on or prior to January 1, 2020, such 2020 Senior Unsecured Notes have not been repaid in full or refinanced with debt having a maturity date no earlier than five (5) years after the Seventh Amendment Effective Date; (b) (i) in the case of the 2019 Term Loan Facility, July 2, 2019 and (ii) in the case of the 2021 Term Loan Facility and the 2016 Incremental Term Loan Facility, May 6, 2021 and (c) in the case of a Commitment Increase or an Incremental Loan, the maturity date set forth in the applicable Incremental Amendment.

(e)Section 2.1(a) of the Credit Agreement is hereby amended by adding the following new paragraph at the immediate end thereof:

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the 2016 Incremental Amendment and this Agreement, each 2016 Incremental Term Facility Lender severally (and not jointly) agrees to make a single Term Loan in a principal amount equal to such 2016 Incremental Term Facility Lender’s 2016 Incremental Term Loan Commitment on the 2016 Incremental Amendment Effective Date.  Amounts borrowed under this Section 2.1(a) and repaid or prepaid may not be reborrowed.

(f)Section 2.5(a) of the Credit Agreement is hereby amended by adding the following at the immediate end of the sixth sentence thereof:  “(for the avoidance of doubt, it is understood and agreed that this sentence shall not apply to any Repricing Event applicable to the 2016 Incremental Term Loans, which shall instead be governed by the last sentence of this Section 2.5(a))”.

(g)Section 2.5(a) of the Credit Agreement is hereby amended by adding the following at the immediate end thereof:  “Upon the occurrence of a Repricing Event applicable to the 2016 Incremental Term Loans occurring on or prior to the date that is six months from the 2016 Incremental Amendment Effective Date, the Borrowers shall pay to the Term Facility Administrative Agent for the benefit of the affected 2016 Incremental Term Facility Lenders an amount equal to 1.0% of the aggregate principal amount of 2016 Incremental Term Loans so prepaid or refinanced.”

(h)Section 2.6(b) of the Credit Agreement is hereby amended by adding the following at the immediate end thereof:

The Borrowers shall repay to the Term Facility Administrative Agent for the ratable account of the 2016 Incremental Term Facility Lenders (A) on the last Business Day of each March, June, September and December commencing the last Business Day of March 2016, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2016 Incremental Term Loans outstanding on the 2016 Incremental Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.5(a) and Section 2.5(b)(iv), in each case, solely to the extent of any such amounts applied to the prepayment of the 2016 Incremental Term Loans) and (B) on the Maturity Date, the aggregate principal amount of all 2016 Incremental Term Loans outstanding on such date.

(i)Section 2.17(b)(i) of the Credit Agreement is hereby amended by adding the following at the immediate end of the first sentence thereof:  “(it being understood and agreed that the 2016 Incremental Term Loans were made pursuant to clause (B))”.

(j)Section 2.17(b)(i) of the Credit Agreement is hereby amended by adding the following at the immediate end of the last sentence thereof:  “(it being understood and agreed that the 2016 Incremental Term Loans were made pursuant to the terms of this proviso)”.

SECTION 2.The 2016 Incremental Term Loans.  Pursuant to Section 2.17 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date: (a) Each 2016 Incremental Term Facility Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2016 Incremental Term Facility Lender shall have, as contemplated by Section 2.17 of the Credit Agreement, a 2016 Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such 2016 Incremental Term Facility Lender’s name under the heading “2016 Incremental Term Loan Commitment” on Schedule 1 to this Amendment, and (ii) such 2016 Incremental Term Facility Lender shall be deemed to be, and shall become an “Additional Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Additional Lender” and a “Lender” under the Credit Agreement and the other Loan Documents.  Each Borrower and each Administrative Agent hereby agree that from and after the Effective Date, each 2016 Incremental Term Facility Lender shall be deemed to be, and shall become, a “Additional Lender” and a “Lender” for all purposes of, and with all the rights and remedies of a “Additional Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents.  From and after the Effective Date, each reference in the Credit Agreement to any 2016 Incremental Term Facility Lender’s 2016 Incremental Term Loan Commitment shall mean its 2016 Incremental Term Loan Commitment as acquired pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2016 Incremental Term Loan Commitment”.

(b)Each 2016 Incremental Term Facility Lender hereby agrees to make Incremental Term Loans to the applicable Borrower on the Effective Date in a principal amount not to exceed its respective Term Loan Commitment (as determined after giving effect to this Amendment).

SECTION 3.Reference to and Effect on the Loan Documents. (a)On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a)The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(c)Each Borrower, for itself and on behalf of each of the Borrower Parties, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Borrower Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the 2016 Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty.

(d)This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4.Conditions of Effectiveness.  This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(i) The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers and the 2016 Incremental Term Facility Lenders;

(ii)After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(iii)The Administrative Agents shall have received a legal opinion of Gibson Dunn & Crutcher LLP, counsel to the Borrower Parties, addressed to the Administrative Agents and the 2016 Incremental Term Facility Lenders and reasonably satisfactory to the Administrative Agents;

(iv)The Administrative Agents shall have received, with respect to each Borrower, a loan certificate signed by the secretary or assistant secretary of such Person, certifying a true, complete and correct copy of the resolutions of such Person (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Person of this Amendment;

(v)The Administrative Agents shall have received a certificate of the secretary or an assistant secretary of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (ii) of this Section 4; and

(vi)The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agents in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agents).

SECTION 5.Representations and Warranties.  Each of the Borrowers hereby represents and warrants to the Administrative Agents that:

(a)on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 6.Costs and Expenses.  The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 7.Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER this amendment, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO the credit agreement as amended hereby, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Incremental Amendment to Amended and Restated Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO GROUP, LLC,
as a Borrower

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

ZAYO CAPITAL, INC.,
as a Borrower

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

Signature Page to
Incremental Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Term Facility Administrative Agent

By:	/s/ Reagan C Philipp
Name: Reagan Philipp
Title: Authorized Signatory

Signature Page to
Incremental Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a 2016 Incremental Term Facility Lender

By:	/s/ Reagan C Philipp
Name: Reagan Philipp
Title: Authorized Signatory

Signature Page to
Incremental Amendment to Amended and Restated Credit Agreement

SUNTRUST BANK, as Revolving Facility Administrative Agent

By:	/s/ Shannon Offen
Name: Shannon Offen
Title: Director

Signature Page to
Incremental Amendment to Amended and Restated Credit Agreement

Schedule 1
2016 Incremental Term Commitments and 2016 Incremental Term Facility Lenders

Lender
2016 Incremental Term Facility Lender	2016 Incremental Term Commitment	Commitment Percentage
Morgan Stanley Senior Funding, Inc.	$ 400,000,000	100%
Total:	$ 400,000,000	100%